UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 31, 2005

INNSUITES HOSPITALITY TRUST

(Exact Name of Registrant as Specified in Charter)

Ohio	001-07062	34-6647590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

InnSuites Hotels Centre, 1615 E. Northern Avenue, Suite 102, Phoenix, Arizona		85020
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (602) 944-1500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                             Entry into a Material Definitive Agreement.

The information provided in Item 3.02 of this Current Report on Form 8-K is incorporated into this Item 1.01.

Item 2.01                             Completion of Acquisition or Disposition of Assets.

The information provided in Item 3.02 of this Current Report on Form 8-K under the caption “The Yuma Acquisition” is incorporated into this Item 2.01.

Item 3.02                             Unregistered Sales of Equity Securities.

The Transactions

On January 31, 2005, InnSuites Hospitality Trust, an Ohio real estate investment trust (“InnSuites”), issued 13,005,089 Shares of Beneficial Interest (“Shares”) in connection with the following transactions (the “Transactions”), each of which are further described in this Current Report on Form 8-K:

A.                                   6,577,732 Shares were issued in exchange for the cancellation of indebtedness owed by InnSuites to RRF Limited Partnership (the “Debt Cancellation”);

B.                                     4,969,712 Shares were issued in consideration of InnSuites’ acquisition of all general partner interests of Yuma Hospitality Properties, Ltd. which were held by RRF Limited Partnership (the “Yuma Acquisition”);

C.                                     457,645 Shares were issued in exchange for the cancellation of indebtedness owed by InnSuites to certain affiliates of James F. Wirth, InnSuites’ Chairman, President and Chief Executive Officer (the “Notes Cancellation”); and

D.                                    1,000,000 Shares were issued upon the conversion of 1,000,000 Class B limited partnership units in RRF Limited Partnership into Shares by James F. Wirth and certain of his affiliates (the “Class B Units Conversion”).

All 11,547,444 Shares received by RRF Limited Partnership (the “Partnership”) in connection with the Debt Cancellation and the Yuma Acquisition were distributed to its partners on January 31, 2005, which included InnSuites (as the 57.18% sole general partner) and Mr. Wirth and his affiliates (as majority limited partners) (the “Distribution”).  Due to InnSuites’ ownership of the sole general partner interest in the Partnership, InnSuites will hold the 6,602,695 Shares that it received from the Partnership as treasury shares.  Therefore, only the 4,944,749 Shares distributed by the Partnership to its limited partners and the 1,457,645 Shares received by Mr. Wirth and his affiliates pursuant to the Notes Cancellation and the Class B Units Conversion remain outstanding (the “Newly Issued Shares”).

Background

On June 13, 2003, InnSuites received notice from the American Stock Exchange (“Amex”) indicating that InnSuites failed to meet certain of Amex’s continued listing standards.  InnSuites was given the opportunity to submit a plan to regain compliance with those continued listing standards.  Management of InnSuites began formulating such a plan under the guidance of its Board of Trustees.  On July 24, 2003, the independent members of the Board of Trustees approved the submission of InnSuites’ plan (the “Amex Plan”) to Amex.  On August 26, 2003, InnSuites was notified that Amex had accepted the Amex Plan and granted InnSuites the opportunity to regain compliance with Amex’s continued listing standards.

Under the Amex Plan, InnSuites was to, among other things, engage in the equity raising activities reflected in the Transactions.  The InnSuites Board of Trustees established a minimum per Share price of $1.20 and a maximum per Share price of $2.00 to be used in calculating the number of Shares to be issued pursuant to the Transactions.  InnSuites and Mr. Wirth negotiated those minimum and maximum per Share prices in order to provide certainty as to the number of Shares to be issued pursuant to the Transactions and to protect the parties to the Transactions from the risk of fluctuations in the market price of InnSuites’ Shares.

The Transactions are intended to reduce InnSuites’ indebtedness and increase its shareholders’ equity, thereby addressing the remaining issues cited in Amex’s June 13, 2003 notice and completing the Amex Plan.  On October 26, 2004, the InnSuites Board of Trustees approved the submission of the Transactions to a vote by InnSuites’ shareholders.  At InnSuites’ 2004 Annual Meeting of Shareholders held on December 10, 2004, the shareholders of InnSuites approved the Transactions, and on January 4, 2005, the InnSuites Board of Trustees approved the implementation of the Transactions.

The Debt Cancellation

On April 2, 1999, InnSuites issued an unsecured promissory note in the principal amount of $2.6 million to the Partnership (the “Exchange Note”).  InnSuites used the proceeds of this loan to purchase 1.3 million general partner units in the Partnership.  The principal balance of the Exchange Note has been paid in full, however, there remained approximately $260,000 of accrued but unpaid interest (the “Exchange Note Interest”).

On July 26, 2002, InnSuites purchased 673,623 Shares of Beneficial Interest held by the Partnership for approximately $1.5 million (the “Purchase Debt”).  InnSuites recorded the Purchase Debt as a note payable to a related party, which was eliminated when the financial results of the Partnership were consolidated with the financial results of InnSuites, and the Purchase Debt did not accrue interest.

On March 21, 2004, the Partnership sold its Tempe, Arizona property to Tempe/Phoenix Airport Resort LLC, an affiliate of Mr. Wirth.  Tempe/Phoenix Airport Resort LLC satisfied the purchase price by assuming $5.1 million of notes payable to Mr. Wirth and his affiliates, $3.8 million of which was due from InnSuites.  As a result, the Partnership was deemed to have satisfied InnSuites’ obligation to Mr. Wirth, for which InnSuites was indebted to the Partnership in the amount of approximately $3.8 million (the “Satisfied Debt”).  InnSuites recorded the Satisfied Debt as a note payable to a related party, which was eliminated when the financial results of the Partnership were consolidated with the financial results of InnSuites, and the Satisfied Debt did not accrue interest.

During fiscal years 2002, 2003 and 2004, the Partnership advanced approximately $3.0 million to InnSuites, which InnSuites used to make principal and interest payments on its debt obligations (the “Debt Service Advances”).

On January 31, 2005, pursuant to the terms of a Debt Exchange Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, InnSuites issued 6,577,732 Shares to the Partnership in exchange for the cancellation of the Exchange Note Interest, the Purchase Debt, the Satisfied Debt and the Debt Service Advances owed by InnSuites to the Partnership in the aggregate amount of approximately $8.6 million (collectively, the “Cancelled Debts”).  As a result of this issuance of Shares, the Partnership cancelled substantially all amounts that it is owed by InnSuites.

The number of Shares issued by InnSuites to the Partnership pursuant to the Debt Cancellation was dependent upon the market price of the Shares, since InnSuites agreed to issue the number of Shares equal to (a) the amount of the Cancelled Debts divided by (b) the market price of InnSuites’ Shares; provided, however, that regardless of the market price, the per Share price used for this calculation would not be less than $1.20 or more than $2.00.  InnSuites and the Partnership agreed to use $1.30, the closing price of InnSuites’ Shares on January 24, 2005, as the applicable market price for determining the number of Shares issued to the Partnership pursuant to the Debt Cancellation.

The Shares received by the Partnership were distributed to its partners on January 31, 2005, which included InnSuites (as the sole general partner) and Mr. Wirth and his affiliates (as majority limited partners).  Due to InnSuites’ ownership of the sole general partner interest in the Partnership, InnSuites’ receipt of Shares from the Partnership resulted in 3,761,071 of the total Shares issued pursuant to the Debt Cancellation to be held by InnSuites as treasury shares, and only 2,816,661 of the issued Shares shall be Newly Issued Shares.

The Yuma Acquisition

Prior to the consummation of the Yuma Acquisition, The Partnership was the 99.9% sole general partner of Yuma Hospitality Properties, Ltd., an Arizona limited partnership (“Yuma LP”), which owns the 166-suite InnSuites Hotels and Suites Yuma located in Yuma, Arizona (the “Yuma Hotel”).  Following consummation of the Yuma Acquisition, InnSuites is the 99.9% sole general partner of Yuma LP.

On January 31, 2005, pursuant to the terms of a Yuma Acquisition Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2, InnSuites issued 4,969,712 Shares to the Partnership in connection with the Yuma Acquisition.  Following consummation of the Yuma Acquisition, Yuma LP will operate as a majority-owned subsidiary of InnSuites.

The number of Shares issued by InnSuites to the Partnership pursuant to the Yuma Acquisition was dependent upon the market price of the Shares, since InnSuites agreed to issue the number of Shares equal to (a) the agreed value of the net assets of Yuma LP (as determined below) divided by (b) the market price of InnSuites’ Shares; provided, however, that regardless of the market price, the per Share price used for this calculation would not be less than $1.20 or more than $2.00.  InnSuites is acquiring the 99.9% sole general partner interest in Yuma LP by issuing a number of Shares equal in value to approximately $6.4 million, representing approximately $8.9 million in fair value of the assets of Yuma LP (determined by adding the appraised value of the Yuma Hotel to the book value of the other assets of Yuma LP) reduced by InnSuites’ assumption of approximately $2.5 million in mortgage debt secured by the Yuma Hotel and other liabilities.  InnSuites and the Partnership agreed to use $1.30, the closing price of InnSuites’ Shares on January 24, 2005, as the applicable market price for determining the number of Shares issued to the Partnership pursuant to the Yuma Acquisition.

The Shares received by the Partnership were distributed to its partners on January 31, 2005, which included InnSuites (as the sole general partner) and Mr. Wirth and his affiliates (as majority limited partners).  Due to InnSuites’ ownership of the sole general partner interest in the Partnership, InnSuites’ receipt of Shares from the Partnership resulted in 2,841,624 of the total Shares issued pursuant to the Yuma Acquisition to be held by InnSuites as treasury shares, and only 2,128,088 of the issued Shares shall be Newly Issued Shares.

The Notes Cancellation

On July 25, 2002, InnSuites purchased 225,390 Class B limited partnership units in the Partnership from Hulsey Hotels Corporation, an affiliate of Mr. Wirth, at a purchase price equal to the closing price of InnSuites’ Shares on that date.  InnSuites made a down payment of $1,511 and issued a secured promissory note in the principal amount of $438,000 (the “Hulsey Note”).  The Hulsey Note is secured by the purchased Class B limited partnership units.  The balance (principal and interest) of the Hulsey Note as of January 31, 2005 was $125,298.

On February 2, 2004, InnSuites purchased 58,259 Class B limited partnership units in the Partnership from each of Brian Wirth, Christopher Wirth, Eric Wirth and Pamela Wirth Barnhill, each a child of Mr. Wirth, at purchase prices equal to the closing price of InnSuites’ Shares on that date.  InnSuites made a down payment of $2,500 and issued a secured promissory note in the principal amount of $130,582.75 (each, a “Wirth Note,” and collectively, the “Wirth Notes”) to each seller.  Each Wirth Note is secured by the purchased Class B limited partnership units to which such promissory note relates.  The aggregate balance (principal and interest) of the Wirth Notes as of January 31, 2005 was $469,640.

On January 31, 2005, pursuant to the terms of a Note Exchange Agreement and a Notes Exchange Agreement, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.3 and 10.4, InnSuites issued 457,645 Shares to the note holders in exchange for the cancellation of the Hulsey Note and the Wirth Notes in the aggregate amount of approximately $594,938 (collectively, the “Cancelled Notes”).  As a result of this issuance of Shares, InnSuites cancelled substantially all amounts owed to Mr. Wirth and his affiliates.

The number of Shares issued to the note holders pursuant to the Notes Cancellation was dependent upon the market price of the Shares, since InnSuites agreed to issue the number of Shares equal to (a) the amount of the Cancelled Notes divided by (b) the market price of InnSuites’ Shares; provided, however, that regardless of the market price, the per Share price used for this calculation would not be less than $1.20 or more than $2.00.  InnSuites and the note holders agreed to use $1.30, the closing price of InnSuites’ Shares on January 24, 2005, as the applicable market price for determining the number of Shares issued to the note holders pursuant to the Notes Cancellation.

All 457,645 Shares issued to the note holders in connection with the Notes Cancellation shall be Newly Issued Shares.

The Class B Units Conversion

As of January 31, 2005, Mr. Wirth and his affiliates held all 4,467,938 outstanding Class B limited partnership units in the Partnership.  Each Class B limited partnership unit may be converted into one newly-issued Share, but only upon the approval of the Board of Trustees.

Following shareholder approval of the Class B Units Conversion, Mr. Wirth and his affiliates received the approval of the Board of Trustees to convert (at Mr. Wirth’s and his affiliates’ sole election) up to 1,000,000 Class B limited partnership units in the Partnership, on a one-unit-for-one-Share basis, into 1,000,000 Shares.  The number of Shares to be issued pursuant to the Class B Units Conversion does not depend upon the market value of InnSuites’ Shares, since the ratio is fixed for converting Class B limited partnership units into Shares.

On January 31, 2005, pursuant to the terms of a Class B Units Conversion Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.5, Mr. Wirth and his affiliates converted all 1,000,000 Class B limited partnership units in the Partnership into Shares, and InnSuites issued 1,000,000 Shares to Mr. Wirth and his affiliates.  All 1,000,000 Shares issued in connection with the Class B Units Conversion Proposal would remain outstanding following the consummation of the Class B Units Conversion.

Exemption From Registration Claimed

The Shares issued in connection with the Transactions, and the portion thereof to be distributed by the Partnership in the Distribution, have not been, and will not be, registered under the Securities Act of 1933 (the “Securities Act”) or any state or non-U.S. securities laws, and are being issued in reliance upon exemptions from the registration requirements of the Securities Act provided by Section 4(2) thereof and Regulation D promulgated thereunder, specifically Rule 506 of Regulation D, and in compliance with any applicable state securities laws.  Since the Shares to be issued by InnSuites in connection with the Transactions, and the portion thereof to be distributed by the Partnership in the Distribution, will be “restricted securities,” as defined in Rule 144 adopted by the Securities and Exchange Commission under the Securities Act, the Newly Issued Shares cannot be resold unless the resale is registered under the Securities Act or an exemption from registration is available.

Item 5.01                             Changes in Control of Registrant.

The information provided in Item 3.02 of this Current Report on Form 8-K is incorporated into this Item 5.01.

On January 31, 2005, James F. Wirth and Gail J. Wirth received 3,905,173 Shares pursuant to the Distribution in respect of Class B limited partnership units directly or indirectly owned by them in the Partnership, acquired beneficial ownership of 96,383 Shares in return for the cancellation of the Hulsey Note that was held by a corporation owned by Mr. and Mrs. Wirth, acquired beneficial ownership of 180,630 Shares in return for the cancellation of the Wirth Notes that were held by their dependent children, and received 1,000,000 Shares in connection with the Class B Units Conversion.

Following the consummation of the Transactions and the Distribution, Mr. and Mrs. Wirth beneficially own 5,817,869 Shares and have the right to acquire 50,000 Shares upon the exercise of options held by Mr. Wirth, which as of January 31, 2005 represents approximately 67.3% of InnSuites’ outstanding Shares.  Mr. Wirth owns 150,000 Shares individually (Mrs. Wirth disclaims beneficial ownership of such Shares) and Mrs. Wirth owns 150,000 Shares individually (Mr. Wirth disclaims beneficial ownership of such Shares).  Mr. and Mrs. Wirth also own 5,517,869 Shares jointly, including 2,252,852 Shares owned by corporations controlled by Mr. and Mrs. Wirth and 205,750 Shares owned by their dependent children.

Item 9.01                     Financial Statements and Exhibits

(c)                                                          Exhibits.

10.1	Debt Exchange Agreement, effective as of January 31, 2005, between InnSuites Hospitality Trust and RRF Limited Partnership.

10.2	Yuma Acquisition Agreement, effective as of January 31, 2005, between InnSuites Hospitality Trust and RRF Limited Partnership.

10.3	Note Exchange Agreement, effective as of January 31, 2005, between InnSuites Hospitality Trust and Hulsey Hotels Corporation.

10.4	Notes Exchange Agreement, effective as of January 31, 2005, between InnSuites Hospitality Trust and the note holders named therein.

10.5	Class B Units Conversion Agreement, effective as of January 31, 2005, between InnSuites Hospitality Trust and the Class B Unit holders named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InnSuites Hospitality Trust

	By:	/s/ Anthony B. Waters
Anthony B. Waters
Chief Financial Officer

Date: February 4, 2005